Exhibit 99.3

                                               Deutsche Bank [GRAPHIC OMITTED]
                                                     Deutsche Bank AG New York
                                                                60 Wall Street
                                                            New York, NY 10005
                                                       Telephone: 212-250-9425
                                                       Facsimile: 212-797-0779



Date:                July 31, 2007

To: THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Supplemental Interest Trustee for Alternative Loan Trust 2007- HY9

Attn:                Matthew Sabino

Fax No:              212-815-6093

From:                DEUTSCHE BANK AG, NEW YORK BRANCH

Our Reference:       Global No. N659814N

Swap Transaction Confirmation

The purpose of this letter agreement ("Confirmation") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Deutsche Bank AG, New York Branch ("Party A" or "DBAG") and THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Supplemental Interest Trustee for Alternative Loan Trust 2007-HY9 ("Party B" or "Counterparty").

This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates. This Confirmation is subject to the terms and conditions of the ISDA Master Agreement dated as of July 31, 2007, between each of DBAG and Counterparty and shall form a part of and be subject to that ISDA Master Agreement (the "Agreement").

The definitions and provisions contained in the 2000 ISDA Definitions (the "2000 Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 Definitions. Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Agreement. Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement for Alternative Loan Trust 2007-HY9 dated as of July 1, 2007, among CWALT, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York, as trustee (the "PSA"). Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.


Chairman of the Supervisory Board: Clemens Borsig
Management Board: Josef Ackermann (Chairman), Hugo Banziger,
  Tessen von Heydebreck, Anthony Di Iorio, Hermann-Josef Lamberti

N659814N

1.    The terms of the particular Swap Transaction to which this Confirmation relates are as follows:


   General Terms
   -------------

            Notional Amount:                              With respect to each Calculation Period, the Notional
                                                          Amount as set forth in Appendix A attached hereto.

            Trade Date:                                   July 26, 2007

            Effective Date:                               August 25, 2007

            Termination Date:                             July 25, 2012

                                                          For purposes of the final Calculation Period on the
                                                          Floating Amounts, Termination Date will be subject to
                                                          adjustment in accordance with the Following Business Day
                                                          Convention, and for purposes of the final Calculation
                                                          Period on the Fixed Amounts, Termination Date will be
                                                          subject to No Adjustment.


   Floating Amounts
   ----------------
            Floating Rate Payer:                          Party A

            Floating Rate Payer Period End Dates:         The 25th day of each month from and including September 25,
                                                          2007, to and including the Termination Date, subject to
                                                          adjustment in accordance with the Following Business Day
                                                          Convention.

            Floating Rate Payer Payment Dates:            Early Payment shall be applicable. Each Floating Rate Payer
                                                          Payment Date shall be one (1) Business Day prior to the
                                                          related Floating Rate Payer Period End Date.

            Floating Rate Option:                         USD-LIBOR-BBA

            Designated Maturity:                          One Month

            Spread:                                       Inapplicable

            Floating Rate Day Count Fraction:             Actual/360

            Reset Dates:                                  The first day of each Calculation Period

            Compounding:                                  Inapplicable


   Fixed Amounts
   -------------
            Fixed Rate Payer:                             Party B


                                                          2

            Fixed Rate Payer Period End Dates:            The 25th day of each month from and including September 25,
                                                          2007, to and including the Termination Date, subject to No
                                                          Adjustment.

            Fixed Rate Payer Payment Dates:               The 25th day of each month from and including September 25,
                                                          2007, to and including the Termination Date, subject to
                                                          adjustment in accordance with the Following Business Day
                                                          Convention.

            Fixed Rate:                                   5.40% per annum

            Fixed Rate Day Count Fraction:                30/360

            Additional Payment:                           Party A shall pay Party B the sum of USD 315,000.00 on July
                                                          31, 2007 subject to adjustment in accordance with the
                                                          Following Business Day Convention; provided, however, that payment of the Additional Payment to Party B shall instead be made to Deutsche Bank Securities Inc.


   Other Provisions
   ----------------
            Business Days:                                New York

            Amendment to Section 2(c) of the Agreement:   Notwithstanding anything to the contrary in Section 2(c) of the Agreement, amounts that are payable with respect to
                                                          Calculation Periods which end in the same calendar month
                                                          (prior to any adjustment of period end dates) shall be
                                                          netted, as provided in Section 2(c) of the Agreement, even if such amounts are not due on the same payment date. For
                                                          avoidance of doubt, any payments pursuant to Section 6(e)
                                                          of the Agreement in respect of this Transaction shall be
                                                          subject to netting in accordance with the Agreement.


   Procedural Terms
   ----------------
   Account Details:

            Payments to Party A:
                                                          Deutsche Bank Trust Company Americas, New York
                                                          Acct# 01 473 969
                                                          Swift Code: BKTRUS33
                                                          Favor of:  Deutsche Bank AG, New York

                                                          3

            Payments to Party B:                          The Bank of New York
                                                          New York, NY
                                                          ABA # 021-000-018
                                                          GLA # 111-565
                                                          For Further Credit:  TAS A/C 542206
                                                          Attn: Matthew J. Sabino 212-815-6093
                                                          Fax:  212-815-3986

                                                          4

This agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:

Attention: Derivative Documentation
Telephone: 44 20 7547 4755
Facsimile: 44 20 7545 9761
E-mail: derivative.documentation@db.com

This message will be the only form of Confirmation dispatched by us. If you wish to exchange hard copy forms of this Confirmation, please contact us.

--------------------------------------------------------------------------------
For and on behalf of                    For and on behalf of
DEUTSCHE BANK AG, NEW YORK BRANCH       THE BANK OF NEW YORK, not in its
                                        individual or corporate capacity but
                                        solely as Supplemental Interest
                                        Trustee for Alternative Loan Trust
                                        2007- HY9
--------------------------------------------------------------------------------

/s/ Maria Valdez                        /s/ Matthew Sabino
--------------------------------------------------------------------------------
Name: Maria Valdez                      Name: Matthew Sabino
Title: Authorized Signatory             Title: Assistant Treasurer
Date:                                   Date:

--------------------------------------------------------------------------------

/s/ Christopher A. Flanagan
----------------------------------------
Name: Christopher A. Flanagan
Title: Authorized Signatory
Date:

--------------------------------------------------------------------------------

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


                                   Appendix A

           Period Start Date            Period End Date     Notional Amount
              Effective Date                  9/25/2007       43,499,867.63
                   9/25/2007                 10/25/2007       43,499,867.63
                  10/25/2007                 11/25/2007       43,499,867.63
                  11/25/2007                 12/25/2007       43,499,867.63
                  12/25/2007                  1/25/2008       43,499,867.63
                   1/25/2008                  2/25/2008       43,499,867.63
                   2/25/2008                  3/25/2008       43,499,867.63
                   3/25/2008                  4/25/2008       43,499,867.63
                   4/25/2008                  5/25/2008       43,499,867.63
                   5/25/2008                  6/25/2008       43,499,867.63
                   6/25/2008                  7/25/2008       43,499,867.63
                   7/25/2008                  8/25/2008       43,499,867.63
                   8/25/2008                  9/25/2008       43,499,867.63
                   9/25/2008                 10/25/2008       43,499,867.63
                  10/25/2008                 11/25/2008       43,499,867.63
                  11/25/2008                 12/25/2008       43,499,867.63
                  12/25/2008                  1/25/2009       43,499,867.63
                   1/25/2009                  2/25/2009       43,499,867.63
                   2/25/2009                  3/25/2009       43,499,867.63
                   3/25/2009                  4/25/2009       43,499,867.63
                   4/25/2009                  5/25/2009       43,499,867.63
                   5/25/2009                  6/25/2009       43,499,867.63
                   6/25/2009                  7/25/2009       43,499,867.63
                   7/25/2009                  8/25/2009       43,499,867.63
                   8/25/2009                  9/25/2009       43,499,867.63
                   9/25/2009                 10/25/2009       43,499,867.63
                  10/25/2009                 11/25/2009       43,499,867.63
                  11/25/2009                 12/25/2009       43,499,867.63
                  12/25/2009                  1/25/2010       43,499,867.63
                   1/25/2010                  2/25/2010       43,499,867.63
                   2/25/2010                  3/25/2010       43,499,867.63
                   3/25/2010                  4/25/2010       43,499,867.63
                   4/25/2010                  5/25/2010       43,499,867.63
                   5/25/2010                  6/25/2010       43,499,867.63
                   6/25/2010                  7/25/2010       43,499,867.63
                   7/25/2010                  8/25/2010       43,499,867.63
                   8/25/2010                  9/25/2010       43,499,867.63
                   9/25/2010                 10/25/2010       43,499,867.63
                  10/25/2010                 11/25/2010       43,499,867.63

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

                                   Appendix A

           Period Start Date            Period End Date     Notional Amount
                  11/25/2010                 12/25/2010       42,758,228.84
                  12/25/2010                  1/25/2011       41,899,048.68
                   1/25/2011                  2/25/2011       41,056,539.13
                   2/25/2011                  3/25/2011       40,230,372.77
                   3/25/2011                  4/25/2011       39,420,228.67
                   4/25/2011                  5/25/2011       38,625,792.26
                   5/25/2011                  6/25/2011       37,846,755.21
                   6/25/2011                  7/25/2011       37,082,815.34
                   7/25/2011                  8/25/2011       36,333,676.43
                   8/25/2011                  9/25/2011       35,599,048.18
                   9/25/2011                 10/25/2011       34,878,646.01
                  10/25/2011                 11/25/2011       34,172,191.00
                  11/25/2011                 12/25/2011       33,479,409.77
                  12/25/2011                  1/25/2012       32,800,034.34
                   1/25/2012                  2/25/2012       32,133,802.06
                   2/25/2012                  3/25/2012       31,480,455.47
                   3/25/2012                  4/25/2012       30,839,742.23
                   4/25/2012                  5/25/2012       30,211,414.98
                   5/25/2012                  6/25/2012       29,595,240.67
                   6/25/2012                  7/25/2012       28,990,800.52

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